Exhibit 10.1

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Junior Subordinated Debentures

PURCHASE AGREEMENT

November 17, 2006

Goldman, Sachs & Co.

85 Broad Street

New York, NY 10004

Lehman Brothers Inc.

745 Seventh Avenue

New York, NY 10019

as representatives of the
several Initial Purchasers
listed on Schedule B

Ladies and Gentlemen:

Financial Security Assurance Holdings Ltd., a New York corporation (the “Company”), confirms its agreement with the initial purchasers named in Schedule B (each an “Initial Purchaser” and together the “Initial Purchasers”) for whom Goldman, Sachs & Co. and Lehman Brothers Inc. are acting as Representatives (the “Representatives”) with respect to the issue and sale by the Company of $300,000,000 principal amount of Junior Subordinated Debentures, Series 2006-1 (the “Securities”).

The Securities will be issued in book-entry form to Cede & Co. as nominee of The Depository Trust Company (“DTC”).

The Securities are to be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to persons who are (a) qualified institutional buyers (each a “Qualified Institutional Buyer”) within the meaning of Rule 144A under the Securities Act (“Rule 144A”), or (b) non-United States persons within the meaning of Regulation S under the Securities Act (“Regulation S”).

The Company has prepared a preliminary offering memorandum (the “Preliminary Offering Memorandum”) dated November 15, 2006 and will prepare a final offering memorandum (the “Final Offering Memorandum” and, together with the Preliminary Offering Memorandum, the “Offering Memorandum”) including or incorporating by reference a description of the terms of the Securities, the terms of the offering and a description of the Company.  As used herein, any reference to “Offering Memorandum” should include in each case the documents incorporated by reference therein.  The terms “supplement”, “amendment” and “amend” as used herein with respect to an Offering Memorandum shall include all documents deemed to be incorporated by reference in the Preliminary Offering Memorandum or Final Offering Memorandum that are filed subsequent to the date of such Offering Memorandum with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  All capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Offering Memorandum.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the following information shall have been prepared (collectively, the “Pricing Disclosure Package”): the Preliminary Offering Memorandum, as supplemented and amended immediately prior to the Time of Sale, taken together with the written communications listed on Schedule A hereto.

Section 1.               Representations and Warranties.

(a)           Representations and Warranties of the Company.  The Company represents and warrants to each Initial Purchaser as of the date hereof and as of the Closing Date and agrees with each Initial Purchaser as follows:

(i)            Due Incorporation and Due Qualification.  The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.

(ii)           Capitalization of the Company.  The Company has an authorized capitalization as set forth in the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(iii)          Offering Memorandum.  The Preliminary Offering Memorandum and the Final Offering Memorandum, as of their respective dates, do not contain, and as of the Closing Date the Final Offering Memorandum will not contain, and the Pricing Disclosure Package, at the Time of Sale, did not contain, and at the Closing Date, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that this clause (iii) shall not apply to statements in or omissions from the Preliminary Offering Memorandum, the Final Offering Memorandum and the Pricing Disclosure Package made in reliance upon and in conformity with information furnished in writing to the Company by an Initial Purchaser through the Representatives expressly for use therein.

(iv)          Incorporated Documents.  The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum, at the time they were or hereafter are filed with the Commission, conformed and will conform, as the case may be, in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder to the extent applicable thereto, and did not or will not contain, as the case may be, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(v)           Material Adverse Changes.  Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum; and, since the respective dates as of which information is given in the Offering Memorandum, there has not been any change in the capital stock or long term debt of the Company or of Financial Security Assurance Inc. or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Memorandum.

(vi)          Authorization of the Securities.  The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture to be dated as of November 22, 2006 (the “Indenture”), between the Company and The Bank of New York, as Trustee (the “Trustee”), under which they are to be issued; the Indenture has been duly authorized and when executed and delivered will constitute a valid and binding instrument, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Securities and the Indenture will conform to the descriptions thereof in the Offering Memorandum.

(vii)         Authorization of Replacement Capital Covenant.  The Replacement Capital Covenant to be entered into at or prior to the Closing Date by the Company as described in the Offering Memorandum (the “Replacement Capital Covenant”) has been duly and validly authorized and, at the Closing Date, will have been executed and delivered by the Company and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(viii)        Authorization of this Agreement.  This Agreement has been duly authorized, executed and delivered by the Company.

(ix)           Absence of Defaults and Conflicts.  The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Replacement Capital Covenant, the Contribution Agreement dated as of November 22, 2006 between Dexia S.A. and the Company (the “Contribution Agreement”) and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and, assuming the accuracy of the representations and warranties, and compliance with the agreements, of the Initial Purchasers contained in Section 6 hereof, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers.

(x)            Absence of Proceedings.  Other than as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future financial position, shareholders’ equity or results of operations of the Company and its subsidiaries; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(xi)           Title to Property.  The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Memorandum or such as do not materially affect the value of such property, taken as a whole, and do not interfere with the use made and proposed to be made of such property, taken as a whole, by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings, taken as a whole, by the Company and its subsidiaries.

(xii)          No Conflict with Charter, Etc.  Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

(xiii)         Investment Company Act.  The Company is not, and after giving effect to the offering and sale of the Securities as described in the Offering Memorandum and the application of the proceeds thereof will not be, an “investment company” as such term is defined in the Investment Company Act.

(xiv)        Rule 144A Eligibility.  The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated interdealer quotation system.

(xv)         No Registration Required.  Subject to compliance by the Initial Purchasers with the representations and warranties and procedures set forth in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers or in connection with the initial resale of such Securities by the Initial Purchasers to each subsequent purchaser (“Subsequent Purchaser”) in the manner contemplated by this Agreement or as described in the Offering Memorandum, to register the Securities under the Securities Act.

(xvi)        No General Solicitation.  Neither the Company nor any of its affiliates, as such term is defined in Rule 501(b) under the Securities Act (“Affiliates”), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to which the Company makes no representation) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) of the Securities Act.

(xvii)       Similar Offerings.  Neither the Company nor any of its Affiliates has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy or sell or offer to sell or otherwise negotiate in respect of, any security which is or would be integrated with the sale of the Securities in a manner that would require any of the Securities to be registered under the Securities Act.

(xviii)      Description of Securities and Distribution.  The statements set forth in the Offering Memorandum under the captions “Description of the Junior Subordinated Debentures” and “Description of the Replacement Capital Covenant”, insofar as they purport to constitute a summary of the terms of the Securities, the Contribution Agreement and the Replacement Capital Covenant and under the caption “Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair.

(xix)         Additional Written Communications.  Other than the Preliminary Offering Memorandum and the Final Offering Memorandum, the Company (including its agents and representatives, other than the Initial Purchasers in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities other than the documents listed on Schedule A-1 hereto, including a term sheet substantially in the form of Schedule A-2 hereto, and other written communications used in accordance with Section 3(a)(xiii).

(xx)          Other than as disclosed in documents the Company has filed under the Exchange Act, the Company (i) makes and keeps accurate books and records and (ii) maintains and has maintained effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with generally accepted accounting principles and to maintain accountability for its assets, (C) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for the Company’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

Section 2.               Sale and Delivery of the Securities.

(a)           Securities.  Subject to the terms and conditions and upon the basis of the representations and warranties herein set forth, the Company agrees to sell to each Initial Purchaser and each Initial Purchaser agrees to purchase from the Company, severally and not jointly, the principal amount of Securities set forth opposite its name in Schedule B.

(b)           Delivery of and Payment for the Securities.  Payment of the purchase price of 98.596% of their aggregate principal amount for, and delivery of global certificates for, the Securities shall be made at the office of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019, at 10:00 a.m. New York City time on November 22, 2006 or such other later date not more than three business days after such date as shall be agreed in writing by the parties hereto (such time and date of payment and delivery being herein called the “Closing Date”).

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to each Initial Purchaser of global certificates for the Securities to be purchased by it.  The global certificates representing the Securities shall be in definitive form and in such denominations and registered in such names as the applicable Initial Purchaser may request in writing at least one full business day prior to the Closing Date and shall be made available for examination and packaging by the Initial Purchaser in The City of New York not later than 10:00 a.m. New York City time on the business day prior to the Closing Date.

Section 3.               Covenants of the Company.

(a)           The Company covenants with each Initial Purchaser as follows:

(i)            Offering Memorandum.  The Company shall furnish to the Initial Purchasers, without charge, such number of copies of the Preliminary Offering Memorandum, the Pricing Disclosure Package, the Final Offering Memorandum and any amendments and supplements thereto as the Initial Purchasers may from time to time reasonably request.

(ii)           DTC.  The Company will cooperate with the Initial Purchasers and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

(iii)          Use of Proceeds.  The Company will use the net proceeds received by it from the sale of the Securities substantially in the manner specified in the Offering Memorandum under “Use of Proceeds.”

(iv)          Documents Incorporated by Reference into Offering Memorandum.  The Company will furnish to the Initial Purchasers, without charge, such number of copies of the documents incorporated by reference into the Offering Memorandum and any amendments and supplements thereto as the Initial Purchasers may from time to time reasonably request.

(v)           Notice and Effect of Material Events.  The Company will immediately notify the Initial Purchasers, and confirm such notice in writing, (a) of any filing made by the Company of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (b) prior to the completion of the placement of the Securities by the Initial Purchasers, as evidenced by a notice in writing from each Initial Purchaser to the Company, of any material changes in or affecting the condition, financial or otherwise, results of operations, business or prospects of the Company or its Subsidiaries taken as a whole which (i) make any statement in the Offering Memorandum or Pricing Disclosure Package false or misleading or (ii) are not disclosed in the Offering Memorandum and Pricing Disclosure Package.  In such event or if during such time any event shall occur as a result of which it is necessary, in the opinion of the Company, its counsel, the Representatives or counsel for the Initial Purchasers, to amend or supplement the Final Offering Memorandum with respect to the Company or the Securities in order that the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances then existing, not misleading, the Company will forthwith amend or supplement the Final Offering Memorandum by preparing and furnishing to the Initial Purchasers an amendment or amendments of, or a supplement or supplements to, the Final Offering Memorandum (in form and substance satisfactory in the opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact with respect thereto necessary in order to make the statements therein, in light of the circumstances then existing, not misleading.  If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package so that any of the Pricing Disclosure Package will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph 3(a)(xiii) below, furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading.

(vi)          Amendment to Offering Memorandum and Supplements.  The Company will not effect any amendment or supplement to the Offering Memorandum or Pricing Disclosure Package without the consent of the Representatives; and the Company shall not file any document under the Exchange Act before the termination of the offering of the Securities by the Initial Purchasers if such document would be deemed to be incorporated by reference into the Offering Memorandum or Pricing Disclosure Package, without prior notice to the Initial Purchasers.  Neither the consent of the Initial Purchasers, nor the Initial Purchasers’ delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

(vii)         Integration.  The Company will not and will cause its Affiliates not to make any offer or sale of Securities of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities to any Initial Purchaser, (ii) the resale of the Securities by such Initial Purchaser to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A thereunder or otherwise.

(viii)        Reporting Requirements.  The Company will use its best efforts to file all documents, if any, required to be filed with the Commission pursuant to the Exchange Act within the time periods prescribed by the Exchange Act and the rules and regulations thereunder, subject to the requirements in Section 3(a)(vi) above.

(ix)           Rule 144A Information.  The Company, in order to render the Securities eligible for resale pursuant to Rule 144A under the Securities Act, while any of the Securities remain outstanding, will make available, upon request, to any holder of Securities or prospective purchasers of Securities, the information specified in Rule 144A(d)(4), unless the Company furnishes such information to the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

(x)            Restriction on Sale of Additional Securities.  During a period of 30 days from the date of the Offering Memorandum, the Company will not, without the prior written consent of the Initial Purchasers, directly or indirectly, offer, pledge, sell or contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for, file a registration statement for, or lend or otherwise dispose of or transfer any Securities or substantially similar securities or any securities that are convertible into, or exercisable or exchangeable for, such securities.

(xi)           Restriction on Repurchases.  Until the expiration of two years (or such shorter period as may hereafter be referred to in Rule 144(k) (or similar rule) under the Securities Act) (the “Restricted Period”) after the original issuance of the Securities, the Company will not, and will cause its Affiliates not to, purchase or agree to purchase or otherwise acquire any Securities which are “restricted securities” (as such term is defined under

Rule 144(a)(3) under the Securities Act), whether as beneficial owner or otherwise (except as agent acting as a Securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker’s transactions) unless, immediately upon any such purchase, the Company or any Affiliate shall submit such Securities to the Trustee for cancellation and each such person undertakes not to sell such Securities until the expiration of the Restricted Period.

(xii)          Qualification of Securities for Offer and Sale.  The Company will use its best efforts, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale under the applicable securities laws of such jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect as long as required for the sale of the Securities; provided that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(xiii)         Additional Written Communications.  Before using, authorizing, approving or referring to any written communication that constitutes an offer to sell or a solicitation of an offer to buy the Securities (an “Issuer Written Communication”) (other than written communications that are listed on Schedule A-1 hereto and the Offering Memorandum), the Company will furnish to the Initial Purchasers and counsel for the Initial Purchasers a copy of such written communication for review and will not use, authorize, approve or refer to any such written communication to which the Initial Purchasers reasonably object.

Section 4.               Payment of Expenses.

(a)           The Company shall pay or cause to be paid (A) all fees and expenses (including, without limitation, all expenses of the Company’s accountants, but excluding the fees and expenses of counsel for the Initial Purchasers (Cravath, Swaine & Moore LLP)), in each case incurred in connection with the preparation and delivery of the Final Offering Memorandum, the Pricing Disclosure Package, the Preliminary Offering Memorandum, and any amendments or supplements of the foregoing and any documents incorporated by reference into any of the foregoing and the copying, delivery and shipping of this Agreement, (B) all fees and expenses incurred in connection with the preparation and delivery to the Initial Purchasers of the Securities (including the cost of printing the Securities), (C) any fees required to be paid to rating agencies incurred in connection with the rating of the Securities, (D) the fees, costs and charges of the Trustee, including the fees and disbursements of counsel for the Trustee, and (E) all other costs and expenses incident to the performance of its obligations hereunder for which provision is not otherwise made in this Section.  It is understood, however, that, except as provided in this Section, Section 7 and Section 9 hereof, each Initial Purchaser shall pay all of its own costs and expenses, including the fees of its counsel Cravath, Swaine & Moore LLP.

Section 5.               Conditions of Initial Purchaser’s Obligations.  The obligations of each Initial Purchaser hereunder are subject to the accuracy, as of the date hereof and as of the Closing Date (as if made at the Closing Date), of the respective representations and warranties of the Company contained in Section 1 hereof, to the performance by the Company of their respective obligations hereunder, and to the following further conditions:

(a)           Opinion of General Counsel of the Company.  The Initial Purchasers shall have received on the Closing Date an opinion of the General Counsel of the Company, dated the Closing Date to the effect set forth in Exhibit A hereto.

(b)           Opinion of Counsel for the Initial Purchasers.  The Initial Purchasers shall have received on the Closing Date an opinion of Cravath, Swaine & Moore LLP, counsel for the Initial Purchasers, dated the Closing Date in form and substance reasonably acceptable to the Initial Purchasers.

(c)           Officers’ Certificate.  At the Closing Date, neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum and Pricing Disclosure Package any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum and the Pricing Disclosure Package; and, since the respective dates as of which information is given in the Offering Memorandum and the Pricing Disclosure Package, there shall not have been any change in the capital stock or long term debt of the Company or of Financial Security Assurance Inc. or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Memorandum and the Pricing Disclosure Package; and the Initial Purchasers shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, to the effect that (i) there has been no such material adverse change or development involving a prospective material adverse change, (ii) there has been no such downgrading as described in Section 5(e) hereof, (iii) the representations and warranties of the Company in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, and (iv) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date.

(d)           Accountants’ Comfort Letter.  On the date of this Agreement and at the Closing Date, the Initial Purchasers shall have received from PricewaterhouseCoopers LLP a letter dated such date, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to initial purchasers with respect to the financial statements and certain financial information incorporated by reference into the Offering Memorandum and Pricing Disclosure Package.

(e)           Maintenance of Rating.  Prior to the Closing Date there shall not have occurred a downgrading in the rating assigned to the Securities or other debt securities of the Company by any nationally recognized securities rating agency, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any debt securities of the Company.

(f)            Additional Documents.  At the Closing Date, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as it may reasonably require for the purpose of enabling it to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Initial Purchasers and their counsel.

(g)           Termination of Agreement.  If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6 and 7 shall survive any such termination and remain in full force and effect.

Section 6.               Offering of the Securities; Restrictions on Transfer; Representations and Agreements of the Initial Purchasers.  Each Initial Purchaser, severally and not jointly, represents and agrees as follows:

(i)            Qualified Institutional Buyer.  The Initial Purchaser is a Qualified Institutional Buyer.

(ii)           Limitation on Purchasers.  Sales of the Securities will be made only to a person whom the Initial Purchaser reasonably believes is (a) a Qualified Institutional Buyer, or (b) a non-United States person within the meaning of Regulation S.

(iii)          No General Solicitation.  No general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) will be used in connection with the offering of the Securities.

(iv)          Subsequent Purchaser Notification.  The Initial Purchaser will take reasonable steps to inform, and cause each of its Affiliates to take reasonable steps to inform, persons acquiring Securities from the Initial Purchaser or an Affiliate thereof that (A) the Securities have not been and will not be registered under the Securities Act, (B) the Securities are being sold to them without registration under the Securities Act in reliance on Rule 144A or in accordance with another exemption from registration under the Securities Act, as the case may be, and (C) the Securities may not be offered, sold or otherwise transferred except (1) to the Company or (2) in accordance with the provisions set forth under the heading “Transfer Restrictions” in the Offering Memorandum.

(v)           Restrictions on Transfer.  The transfer restrictions and the other provisions set forth in the Offering Memorandum, including the legend required thereby, shall apply to the Securities except as otherwise agreed by the Company and the Initial Purchasers.

(vi)          Additional Written Materials.  Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) a written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Offering

Memorandum, (ii) any written communication listed on Schedule A-1 or prepared pursuant to Section 3(a)(xiii), (iii) any written communication prepared by such Initial Purchaser and approved by the Company in advance in writing or (iv) any written communication relating to or that contains the terms of the Securities, including the information included in the form of term sheet attached as Schedule A-2, and/or other information that was included (including through incorporation by reference) in the Preliminary Offering Memorandum.

Section 7.               Indemnification and Contribution.

(a)           The Company shall indemnify and hold harmless, each Initial Purchaser, its officers and directors and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any loss, claim, damage or liability (or any action in respect thereof) to which such Initial Purchaser may become subject, under the Securities Act or otherwise insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Disclosure Package, any Issuer Written Communication or the Final Offering Memorandum as amended or supplemented or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum, the Pricing Disclosure Package, any Issuer Written Communication or the Final Offering Memorandum as amended or supplemented a material fact required to be stated therein or necessary to make the statements therein not misleading; and shall reimburse each Initial Purchaser promptly after receipt of invoices from such Initial Purchaser for any legal or other expenses as reasonably incurred by such Initial Purchaser in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided that the Company shall not be liable under this paragraph 7(a) in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by an Initial Purchaser through the Representatives expressly for use in the preparation of the Preliminary Offering Memorandum, the Pricing Disclosure Package, any Issuer Written Communication or the Final Offering Memorandum as amended or supplemented.

(b)           Each Initial Purchaser shall indemnify and hold harmless the Company, its directors or officers, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any loss, claim, damage or liability (or any action in respect thereof) to which the Company may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Disclosure Package, any Issuer Written Communication or the Final Offering Memorandum as amended or supplemented, or (ii) the omission or alleged omission to state in the Preliminary Offering Memorandum, the Pricing Disclosure Package, any Issuer Written Communication or the Final Offering Memorandum as amended or supplemented a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the

Company promptly after receipt of invoices from the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided that such indemnification or reimbursement shall be available in each such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through the Representatives expressly for use therein.

(c)           Promptly after receipt by any indemnified party under subsection (a) or (b) above of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the claim or the commencement of that action; provided that the failure to so notify the indemnifying party shall not relieve it from any liability which it may have under such subsection except to the extent it has been prejudiced in any material respect by such failure or from any liability which it may have to an indemnified party otherwise than under such subsection.  If any such claim or action shall be brought against any indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under subsection (a) or (b) above for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; except that each Initial Purchaser shall have the right to employ counsel to represent such Initial Purchaser who may be subject to liability arising out of any claim in respect of which indemnity may be sought by such Initial Purchaser against the Company under such subsection if (i) the employment thereof has been specifically authorized by the Company, in writing, (ii) the applicable Initial Purchaser shall have been advised by counsel that there may be one or more legal defenses available to such Initial Purchaser which are different from or additional to those available to the Company and in the reasonable judgment of such counsel it is advisable for such Initial Purchaser to employ separate counsel or (iii) the Company has failed to assume the defense of such action and employ counsel reasonably satisfactory to the applicable Initial Purchaser, in which event the fees and expenses of such separate counsel shall be paid by the Company.  No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d)           If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Initial Purchaser on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Initial Purchaser on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and each Initial Purchaser on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Initial Purchasers.  Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or each Initial Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The Company and each Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this subsection (d).  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against any action or claim which is the subject of this subsection (d).  Notwithstanding the provisions of this subsection (d), each Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities distributed by it exceeds the amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect to which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought for any obligation it may have hereunder or otherwise (except as specifically provided in subsection (c) above).

Section 8.               Survival of Certain Provisions.  The agreements contained in Section 7 hereof and the representations, warranties and agreements of the Company and each Initial Purchaser contained in this Agreement shall survive the delivery of the Securities to the Initial Purchasers hereunder and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

Section 9.               Termination of this Agreement.  Until the Closing Date, this Agreement may be terminated by an Initial Purchaser by giving notice as hereinafter provided to the Company if (i) either the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition to the Initial Purchasers’ obligation hereunder is not fulfilled, (iii) there has been, since the time of execution of this Agreement or since the date as of which information is given in the Offering Memorandum (exclusive of any supplement thereto), any material adverse change, in the condition, financial or otherwise, results of operations, business or prospects of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (iv) trading in any securities of the Company shall have been suspended by the Commission or the New York Stock Exchange, (v) trading in securities generally on the New York Stock Exchange, NASDAQ National Market System or American Stock Exchange shall have been suspended or minimum prices shall have been established on such exchange by the Commission or such exchange or other regulatory body or governmental authority having jurisdiction or there shall have been a material disruption in the settlement of Securities which, in the judgment of Goldman, Sachs & Co. or Lehman Brothers Inc., make it inadvisable or impractical to proceed with the offering or delivery of the Securities, or a banking moratorium is declared by either federal or New York state authorities, (vi) on or after the date hereof, the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or an act of terrorism which, in the judgment of Goldman, Sachs & Co. or Lehman Brothers Inc., make it inadvisable or impracticable to proceed with the offering or delivery of the Securities or (vii) there shall have been such a material adverse change in general economic, political or financial conditions, or the effect of international conditions on the financial markets in the United States shall be such, as to, in the judgment of Goldman, Sachs & Co. or Lehman Brothers Inc., make it inadvisable or impracticable to proceed with the offering or delivery of the Securities.

Section 10.             Default by Initial Purchaser.  (a)        If any Initial Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, the Representatives may in their discretion arrange for the Representatives or another party or other parties to purchase such Securities on the terms contained herein.  If within thirty-six hours after such default by any Initial Purchaser the Representatives do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms.  In the event that, within the respective prescribed periods, the Representatives notify the Company that the Representatives have so arranged for the purchase of such Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or the Company shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Memorandum, or in any other documents or arrangements.  The term “Initial Purchaser” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)           If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities which such Initial Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Initial Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Initial Purchaser from liability for its default.

(c)           If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Initial Purchasers to purchase Securities of a defaulting Initial Purchaser or Initial Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Initial Purchaser or the Company, except for the expenses to be borne by the Company and the Initial Purchasers as provided in Section 4 hereof and the indemnity and contribution agreements in Section 7 hereof; but nothing herein shall relieve a defaulting Initial Purchaser from liability for its default.

Section 11.             Expenses on Termination.  If this Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Initial Purchaser except as provided in Sections 4 and 7 hereof.

Section 12.             Arms Length Transaction.  The Company acknowledges and agrees that the Initial Purchasers are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as financial advisors or fiduciaries to, or agents of, the Company or any other person.  Additionally, no Initial Purchaser is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and no Initial Purchaser shall have any responsibility or liability to the Company with respect thereto.  Any review by any Initial Purchaser of the Company and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of such Initial Purchaser and shall not be on behalf of the Company or any other person.

Section 13.             Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Initial Purchasers shall be directed to Lehman Brothers Inc. at 745 Seventh Avenue, New York, NY 10009, Attention: Debt Capital Markets, Financial Institutions Group, with a copy to the General Counsel at the same address, and to

Goldman, Sachs & Co. at 85 Broad Street, New York, NY 10005.  Notices to the Company shall be directed to Financial Security Assurance Inc. at 31 W. 52nd Street, New York, NY 10019 Attention:  General Counsel.

Section 14.             Parties.  This Agreement shall each inure to the benefit of and be binding upon each Initial Purchaser, the Company, and their respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (b) the indemnity agreement of the Initial Purchasers contained in Section 7 hereof shall also be deemed to be for the benefit of the person or persons, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.  Nothing in this Agreement shall be construed to give any person, other than the persons referred to in this paragraph, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

Section 15.             GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PROVISIONS THEREOF.

Section 16.             Headings.  The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 17.             Counterparts.  This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

Section 18.             Tax Confidentiality Waiver.  Notwithstanding anything to the contrary contained herein, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment of the Securities, any fact relevant to understanding the federal tax treatment of the Securities, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment other than the name of any of the parties referenced herein or information that would permit identification of any of the parties referenced herein.

Please confirm, by signing and returning to us five (5) counterparts of this Agreement, that you are acting on behalf of yourself and as Representatives of the Initial Purchasers and that the foregoing correctly sets forth the Agreement between the Company and each Initial Purchaser.

Very truly yours,

FINANCIAL SECURITY ASSURANCE
HOLDINGS LTD.

By:	/s/ Joseph W. Simon
Name: Joseph W. Simon
Title: Managing Director

By:	/s/ Bruce E. Stern
Name: Bruce E. Stern
Title: Secretary

CONFIRMED AND ACCEPTED,
as of the date first above mentioned:

/s/ Goldman, Sachs & Co.
(GOLDMAN, SACHS & CO.)

LEHMAN BROTHERS INC.

By:	/s/ John Jedlicki
	Name:	John Jedlicki
	Title:	Managing Director

For themselves and the other several initial Purchasers named in Schedule B

SCHEDULE A-1

Written Communications in addition to the Preliminary Offering Memorandum forming part of the Pricing Disclosure Package:

Supplement to Preliminary Offering Memorandum dated November 15, 2006

Supplement to Preliminary Offering Memorandum dated November 16, 2006

Final Term Sheet dated November 17, 2006

SCHEDULE A-2

[Term Sheet]

SCHEDULE B

Initial Purchaser	Principal Amount of Securities
Goldman, Sachs & Co.	$105,000,000
Lehman Brothers Inc.	105,000,000
JPMorgan Securities Inc.	30,000,000
UBS Securities LLC	30,000,000
Wachovia Capital Markets, LLC	30,000,000
Total	$300,000,000

EXHIBIT A

FORM OF OPINION OF GENERAL COUNSEL OF FSA

TO BE DELIVERED PURSUANT TO

SECTION 5(a)

A.                                   The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum and Pricing Disclosure Package.

B.                                     The Company has an authorized capitalization as set forth in the Offering Memorandum and Pricing Disclosure Package, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

C.                                     The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates).

D.                                    Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable, and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates).

E.                                      To the best of such counsel’s knowledge, the Company and its subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Memorandum and Pricing Disclosure Package or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that he is relying upon a general review of the titles of the Company and its subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company or its subsidiaries, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions, abstracts, reports, policies and certificates).

F.                                      To the best of such counsel’s knowledge and other than as set forth in the Offering Memorandum and Pricing Disclosure Package, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

G.                                     The Purchase Agreement has been duly authorized, executed and delivered by the Company.

H.                                    The Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Securities and the Indenture conform to the descriptions thereof in the Offering Memorandum and Pricing Disclosure Package.

I.                                         Each of the Replacement Capital Covenant and the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

J.                                        To the best of such counsel’s knowledge, the issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Replacement Capital Covenant, the Contribution Agreement and the Purchase Agreement and the consummation of the transactions therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties.

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K.                                    No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by the Purchase Agreement, the Replacement Capital Covenant, the Contribution Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers.

L.                                      Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws, or to the best of such counsel’s knowledge, in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.

M.                                 The statements set forth in the Offering Memorandum under the captions “Description of Junior Subordinated Debentures” and “Description of Replacement Capital Covenant”, insofar as they purport to constitute a summary of the terms of the Securities, the Contribution Agreement and the Replacement Capital Covenant, and under the caption “Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair.

N.                                    The Company is not an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act.

O.                                    Assuming the accuracy of the representations and warranties of the Initial Purchasers in the Purchase Agreement, it is not necessary, in connection with the sale and delivery of the Securities as described in the Offering Memorandum and Pricing Disclosure Package, to register the Securities under the Securities Act.

P.                                      Nothing has come to the attention of such counsel that causes such counsel to believe that (i) each document incorporated by reference in the Offering Memorandum and Pricing Disclosure Package (except for the financial statements, schedules and other financial or statistical data included therein or omitted therefrom as to which such counsel need not express any opinion), did not comply as to form when filed with the Commission in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder and (ii) the Pricing Disclosure Package at the Time of Sale, or the Offering Memorandum as of its date contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except, in each case, for the financial statements, schedules and other financial or statistical data included therein or omitted therefrom as to which such counsel need not express any opinion).

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